UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
SPECIAL MEETING IN LIEU OF THE 2015 ANNUAL MEETING OF STOCKHOLDERS
November 9, 2015

Explanatory Note

The following information set forth in this supplement (the “Supplement”) relates to disclosure contained in the definitive proxy statement (the “Proxy Statement”) of Global Defense & National Security Systems, Inc. (“GDEF”), filed with the Securities and Exchange Commission on October 22, 2015. The Proxy Statement was furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for the 2015 Annual Meeting of Stockholders and any adjournment or postponement thereof, to be held at 2000 Pennsylvania Avenue, N.W., Suite 6000, Washington, D.C. 20006, on November 5, 2015, at 11:00 a.m. Eastern Time (the “Special Meeting”). The meeting has been adjourned to November 12, 2015 at the same time and location. All capitalized terms used in the Supplement and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement. The Supplement is being filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2015.

The purpose of this Supplement is to:

1.	Revise the description of the expected accounting treatment of the Business Combination and make related revisions to the pro forma financial statements;
2.	Disclose information regarding the appointment of Charles Cosgrove as Chief Financial Officer of STG; and
3.	Update the description of the anticipated credit facility in connection with the amended and restated term sheet entered into by GDEF and MC Admin Co LLC.

Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current.

THIS PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THE SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Supplemental Information

Pro Forma Financial Statements

The following replaces the disclosure under “Selected Unaudited Pro Forma Condensed Combined Financial Information of the Combined Company” beginning on page 2 of the Proxy Statement.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION OF THE COMBINED COMPANY

The selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information included elsewhere in the proxy statement filed by GDEF on October 22, 2015.

The unaudited pro forma condensed combined statements of operations information for the six months ended June 30, 2015 and the year ended December 31, 2014 give pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2014. The unaudited pro forma condensed combined balance sheet as of June 30, 2015 assumes that the Business Combination and the related proposed financing transactions were completed on June 30, 2015.

The unaudited pro forma condensed combined balance sheet information as of June 30, 2015 was derived from STG’s unaudited consolidated balance sheet as of June 30, 2015 and GDEF’s unaudited balance sheet as of June 30, 2015. The unaudited pro forma condensed combined statement of operations information for the six months ended June 30, 2015 and the year ended December 31, 2014 was derived from STG’s unaudited consolidated statement of operations for the six months ended June 30, 2015, STG’s audited consolidated statement of operations for the year ended December 31, 2014, GDEF’s unaudited statement of operations for the six months ended June 30, 2015 and GDEF’s audited statement of operations for the year ended December 31, 2014.

The pro forma adjustments are based on the information currently available. The assumptions and estimates underlying the pro forma adjustments are described in the section entitled “Unaudited Pro Forma Condensed Financial Information.” The unaudited pro forma condensed combined statement of operations is not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor is it indicative of the future consolidated results of operations of the post-combination company. The selected unaudited pro forma condensed combined financial information below should be read in conjunction with the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of STG” and the historical consolidated financial statements and notes thereto of GDEF and STG.

The “minimum redemption”, “45.3% redemption” and “maximum redemption” scenarios are presented in the following pro forma information as follows:

•	Assuming Minimum Redemption: In general, shares of GDEF Common Stock sold in a private placement will also count toward satisfying the Control Requirement set forth in the Business Combination Agreement, along with any Public Shares held by the purchaser(s) in such private placement. This scenario assumes (1) 7.3% of Public Shares (205,601) are redeemed and (2) we reissue these shares in a private placement of 205,601 shares to one or more investors that is not less than 10% of the Public Shares already owned by each such investor. Under the Business Combination Agreement, without the consent of the Stockholder Representative, the size of any such private placement may not exceed the number of Public Shares subject to redemption.
•	Assuming 45.3% Redemption: This presentation assumes that (1) the Sponsor purchases 341,961 shares pursuant to the Backstop Purchase, and (2) GDEF stockholders exercise their redemption rights with respect to 1,275,298 public shares, which is the minimum number of shares redeemable (without a private placement of common stock) to satisfy one of the conditions to STG’s obligation to close, which requires that the transaction qualifies for the tax treatment described in the Business Combination Agreement. The transaction will qualify for this tax treatment if it meets the Control Requirement (as defined in the Business Combination Agreement), which means that the STG

Stockholders, the Sponsor and any other person who receives shares of GDEF Common Stock in connection with an equity financing completed in connection with the closing, will collectively own at least 80% of the outstanding shares of GDEF Common Stock immediately following the closing.
•	Assuming Maximum Redemption: Following approval of the Pre-Business Combination Net Tangible Asset Charter Proposal, our Charter will provide that we cannot consummate a business combination if, after stockholder redemptions, our net tangible assets will be less than $5,000,001. To meet this requirement, approximately $11.2 million will be required to remain in the Trust Account following redemptions by the stockholders. At this level of redemptions, the 8,578,199 new shares of GDEF Common Stock to be issued to the STG Stockholders and the maximum 445,161 shares held by the Sponsor to be contributed by the Sponsor to GDEF and to be issued to STG in connection with the Business Combination comprise approximately 65.4% of the total shares outstanding and Sponsor holds approximately 19.7% of the total shares outstanding, and the remaining shares are held by the public. This scenario assumes that (1) the Sponsor purchases 227,956 shares pursuant to the Backstop Purchase and (2) the GDEF Public Stockholders will exercise the maximum redemption rights subject to potential redemption so that GDEF’s net tangible assets are $5,000,001.

	Pro Forma Combined Assuming Minimum Redemption	Pro Forma Combined Assuming 45.3% Redemption	Pro Forma Combined Assuming Maximum Redemption
	(US dollars in thousands)
Selected Unaudited Pro Forma Condensed Combined Statement of Operations Six Months Ended June 30, 2015 (in thousands, except share and per share information)
Contract revenue	$99,057	$99,057	$99,057
Gross profit	$31,554	$31,554	$31,554
Operating loss	$(5,147)	$(5,147)	$(5,147)
Net loss	$(5,545)	$(5,545)	$(5,545)
Net income per share – basic	$(0.33)	$(0.37)	$(0.40)
Net income per share – diluted	$(0.33)	$(0.37)	$(0.40)
Weighted-average shares outstanding – basic	16,773,205	14,959,362	13,787,959
Weighted-average shares outstanding – diluted	16,773,205	14,959,362	13,787,959
Selected Unaudited Pro Forma Condensed Combined Statement of Operations Year Ended December 31, 2014 (in thousands, except share and per share information)
Contract revenue	$209,727	$209,727	$209,727
Gross profit	$67,802	$67,802	$67,802
Operating loss	$(11,140)	$(11,140)	$(11,140)
Net loss	$(11,583)	$(11,583)	$(11,583)
Net income per share – basic	$(0.69)	$(0.77)	$(0.84)
Net income per share – diluted	$(0.69)	$(0.77)	$(0.84)
Weighted-average shares outstanding – basic	16,773,205	14,959,362	13,787,959
Weighted-average shares outstanding – diluted	16,773,205	14,959,362	13,787,959
Selected Unaudited Pro Forma Condensed Combined Balance Sheet Data At June 30, 2015
Cash and cash equivalents	$22,485	$12,564	$6,156
Long-term debt, net of current portion	$79,500	$79,500	$79,500
Net current Assets	$31,469	$21,547	$15,139
Total assets	$247,119	$237,198	$230,790
Total liabilities	$129,142	$129,142	$129,142
Total stockholders’ equity	$117,977	$108,056	$101,648

The following replaces the disclosure under “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 4 of the Proxy Statement:

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Business Combination and the proposed related financing transactions. This transaction which was signed on June 8, 2015 will be accounted for using the acquisition method of accounting under the provisions of Accounting Standards Codification (“ASC”) 805, “Business Combinations”, (“ASC 805”). The pro forma adjustments are based on the information currently available and the assumptions and estimates underlyting the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet of GDEF and STG as of June 30, 2015 assumes the Business Combination had occurred on that date. Such pro forma information is based upon the unaudited historical balance sheet of GDEF and unaudited historical consolidated balance sheet of STG as of June 30, 2015.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 assumes the Business Combination had occurred on January 1, 2014. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2015 is based upon the historical unaudited statement of operations of GDEF and the historical unaudited consolidated statement of income of STG for the six months ended June 30, 2015. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 is based on the historical audited statement of operations of GDEF and the historical audited consolidated statement of income of STG for the year ended December 31, 2014.

The unaudited pro forma condensed combined financial statements are based on estimates and assumptions set forth in the notes to these financial statements, which have been made solely for purposes of developing this pro forma information. The unaudited pro forma consolidated financial statements are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future. Furthermore, these pro forma condensed combined financial statements do not reflect changes which may occur as a result of post-Business Combination activities and other matters.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and related notes of STG and GDEF, which is included in the proxy statement filed by GDEF on October 22, 2015.

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable and (3) with respect to the statement of operations, expected to have a continuing impact on the results of the post-combination company.

The unaudited pro forma condensed combined financial statements have been prepared using three different scenarios:

•	Assuming Minimum Redemption: In general, shares of GDEF Common Stock sold in a private placement will also count toward satisfying the Control Requirement set forth in the Business Combination Agreement, along with any Public Shares held by the purchaser(s) in such private placement. This scenario assumes (1) 7.3% of Public Shares (205,601) are redeemed and (2) we reissue these shares in a private placement of 205,601 shares to one or more investors that is not less than 10% of the Public Shares held by each such investor. Under the Business Combination Agreement, without the consent of the Stockholder Representative, the size of any such private placement may not exceed the number of Public Shares subject to redemption.

•	Assuming 45.3% Redemption: The 8,578,199 new shares of GDEF Common Stock to be issued to the STG Stockholders and the maximum 445,161 shares held by the Sponsor to be contributed by the Sponsor to GDEF and to be issued to STG in connection with the Business Combination comprise approximately 60.3% of the total shares outstanding. Sponsor holds approximately 19.7% of the total shares outstanding, and the remaining shares are held by the public. This scenario assumes that (1) the Public Stockholders will exercise their redemption rights with respect to 45.3% of the GDEF Common Stock subject to potential redemption and (2) the Sponsor purchases 341,961 shares pursuant to the Backstop Purchase.
•	Assuming Maximum Redemption: Following approval of the Pre-Business Combination Charter Proposal, our Charter will provide that we cannot consummate a business combination if, after stockholder redemptions, our net tangible assets will be less than $5,000,001. To meet this requirement, approximately $11.2 million will be required to remain in the Trust Account following redemptions by the stockholders. At this level of redemptions, the 8,578,199 new shares of GDEF Common Stock to be issued to the STG Stockholders and the maximum 445,161 shares held by the Sponsor to be contributed by the Sponsor to GDEF and to be issued to STG in connection with the Business Combination comprise approximately 65.4% of the total shares outstanding and Sponsor holds approximately 19.7% of the total shares outstanding, and the remaining shares are held by the public. This scenario assumes that (1) the Sponsor purchases 227,956 shares pursuant to the Backstop Purchase and (2) the GDEF Public Stockholders will exercise the maximum redemption rights subject to potential redemption so that GDEF’s net tangible assets are $5,000,001.

We have not presented a scenario which assumes that none of the GDEF stockholders will exercise their redemption rights, because one of the conditions to STG’s obligation to close is that the transaction qualifies for the tax treatment described in the Business Combination Agreement. The transaction will qualify for this tax treatment if it meets the Control Requirement (as defined in the Business Combination Agreement), which means that the STG Stockholders, the Sponsor and any other person who receives shares of GDEF Common Stock in connection with an equity financing completed in connection with the closing, will collectively own at least 80% of the outstanding shares of GDEF Common Stock immediately following the closing. This condition will be satisfied if redemption rights are exercised for at least 45.3% of the Public Shares, which is presented in the 45.3% redemption assumption. If less than 45.3% of the Public Shares are redeemed, we still may be able to close the Business Combination if the Stockholders’ Representative exercises his right to convert a portion of the cash consideration into GDEF Common Stock or if we are able to raise sufficient funds in a private placement of common stock. We have also presented a scenario assuming the sale of GDEF Common Stock in a private placement that would satisfy the Control Requirement. This scenario assumes (1) 7.3% of Public Shares (205,601) are redeemed and (2) we reissue these shares in a private placement of 205,601 shares to one or more investors that is not less than 10% of the Public Shares held by each such investor. Under the Business Combination Agreement, without the consent of the Stockholder Representative, the size of any such private placement may not exceed the number of Public Shares subject to redemption.

The following table summarizes the consideration, sources and uses for the Business Combination, and ownership interests for each of the “Minimum Redemption”, the “45.3% Redemption” and “Maximum Redemption” alternatives:

	Assuming Minimum Redemption	Assuming 45.3% Redemption	Assuming Maximum Redemption
	(US dollars in thousands)
Cash consideration	$75,000	$75,000	$75,000
Stock consideration(1)	95,918	95,918	95,918
	170,918	170,918	170,918
Public stockholder	2,056,009	1,539,507	1,050,751
Public stockholder – Private Placement	205,601	—	—
Public stockholder – Other Public Shares	553,195	—	—
Stock dividend	2,133,594	1,452,365	991,275
Other Public dividend	521,882	—	—
Shares held by STG stockholders	9,023,360	9,023,360	9,023,360
Shares held by GDEF stockholders	2,279,564	2,279,564	2,279,564
GDEF Backstop	—	341,961	227,956
GDEF Stock Dividend	—	322,605	215,053
	16,773,205	14,959,362	13,787,959
% Non-public shares	67.4%	80.0%	85.2%
Ownership interest of STG stockholders	53.8%	60.3%	65.4%
Ownership interest of GDEF stockholders	13.6%	19.7%	19.7%
Ownership interest of public stockholders	32.6%	20.0%	14.8%
Sources and Uses of Cash
Sources
Proceeds from debt financing	$80,000	$80,000	$80,000
Share consideration to STG	95,918	95,918	95,918
Cash proceeds available in Trust account	29,921	29,921	29,921
Cash proceeds available from Sponsor Stock Purchase	—	3,635	2,423
Cash Proceeds available from private placement	2,186	—	—
GDEF and STG cash balance at June 30, 2015	1,711	1,711	1,711
	209,737	211,186	209,974
Uses
Cash consideration to STG	75,000	75,000	75,000
Share consideration to STG	95,918	95,918	95,918
Redemption of shares from trust account	2,186	13,556	18,752
Deferred underwriters fees	1,898	1,898	1,898
Capitalization fees	2,613	2,613	2,613
Debt closing fee	2,375	2,375	2,375
Transaction costs	650	650	650
Repayment of GDEF debt	4,895	4,895	4,895
Accounts payable and accruals – GDEF	1,717	1,717	1,717
Cash to Balance Sheet	22,485	12,564	6,156
	209,737	211,186	209,974

(1)	Does not include 445,161 shares of GDEF Common Stock that GDEF will issue to the STG Stockholders that are held by Sponsor that will be contributed by the Sponsor to GDEF immediately prior to the transactions contemplated by the Business Combination Agreement (subject to reduction to the extent the Sponsor forfeits any of these shares to GDEF). Assumes the Stockholders’ Representative dose not exercise his conversion right to a portion of the Cash Consideration to GDEF Common Stock.

Assuming Minimum Redemption

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2015
(in thousands)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments for Assuming Minimum Redemption	Notes	Pro Forma Combined Assuming Minimum Redemption
ASSETS
Current Assets
Cash and cash equivalents	$519	$1,192	$22,960	2a, 2b, 2f, 2g, 2i, 2m, 2l, 2n	(2,186)	2b	22,485
Contract receivables, net	—	32,371					32,371
Investments held in Rabbi Trust	—	4,619	(4,619)	2j			—
Prepaid expenses and other current assets	48	951					999
Total current assets	567	39,133	18,341		(2,186)		55,856
Property and equipment, net	—	1,501					1,501
Goodwill	—	4,699	136,693	2a, 2e, 2h, 2o, 2q, 2r			141,342
Intangible assets, net	—	2,604	40,746	2p, 2q			43,350
Cash and investments held in Trust Account	72,835	—	(72,835)	2b			—
Other assets	—	83	4,988	2f			5,071
Total long-term assets	72,835	8,887	109,542		—		191,264
TOTAL ASSETS	$73,403	$48,020	$127,883		$(2,186)		$247,119
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Outstanding checks in excess of bank balance	$—	$959					$959
Line-of-credit	—	1,543					1,543
Long-term debt, current portion	—	—	500	2f			500
Convertible promissory note to affiliate	2,607	—	(2,607)	2l			—
Accounts payable and accrued expenses	1,717	10,424	(1,717)	2l			10,424
Accrued payroll and related liabilities	—	10,060					10,060
Billings in excess of revenue recognized	—	901					901
Due to affiliate	356	—	(356)	2l			—
Deferred rent	—	115	(115)	2o			—
Total current liabilities	4,681	24,002	(4,296)		—		24,387

Assuming Minimum Redemption

Unaudited Pro Forma Condensed Combined Balance Sheet – (continued)
As of June 30, 2015
(in thousands)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments for Assuming Minimum Redemption	Notes	Pro Forma Combined Assuming Minimum Redemption
Long-term debt, net of current portion			79,500	2f			79,500
Deferred compensation plan	—	4,619	(4,619)	2j			—
Deferred underwriter fees	1,898	—	(1,898)	2i			—
Deferred income taxes	—	—	25,255	2h			25,255
Deferred rent	—	369	(369)	2o			—
Total long-term liabilities	1,898	4,988	97,870		—		104,755
TOTAL LIABILITIES	6,578	28,990	93,574		—		129,142
Redeemable securities	61,825	—	(61,825)	2k			—
STOCKHOLDERS’ EQUITY
Common stock	—	—	1	2c, 2m, 2n			1
Additional paid-in capital	10,005	12,891	103,745	2a, 2c, 2d, 2e, 2h, 2k, 2l, 2m, 2n	(2,186)	2b, 2k	124,456
Retained earnings	(5,006)	6,139	(7,613)	2d, 2e, 2g			(6,480)
TOTAL STOCKHOLDERS’ EQUITY	5,000	19,030	96,133		(2,186)		117,977
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$73,403	$48,020	$127,882		$(2,186)		$247,119

Assuming Minimum Redemption

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2015
(in thousands, except share and per share information)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments for Assuming Minimum Redemption	Notes	Pro Forma Combined Assuming Minimum Redemption
Contract revenue	$—	$99,057					$99,057
Direct expenses	—	67,503					67,503
Gross profit	—	31,554	—		—		31,554
Operating Expenses
Indirect and selling expenses	2,799	29,215	4,686	3c, 3d			36,701
Impairment of goodwill	—	—					—
Impairment of other intangible assets	—	—					—
Total Operating Expenses	2,799	29,215	4,686		—		36,701
Operating income (loss)	(2,799)	2,339	(4,686)		—		(5,147)
Other income (expense)
Other (expense) income, net	1	139					140
Interest expense	—	(18)	(4,088)	3a			(4,106)
Total other Income (expense)	1	121	(4,088)		—		(3,965)
Income (loss) before income taxes	(2,798)	2,460	(8,774)		—		(9,112)
Tax provision (benefit)			(3,566)	3b	—		(3,566)
Net income (loss)	$(2,798)	$2,460	$(5,208)		$—		$(5,545)
Net income (loss) per share available to common stockholders
Basic and diluted	$(0.80)	$2,214					$(0.33)
Weighted average number of common shares outstanding
Basic and diluted	3,517,859	1,111	13,254,235	4a			16,773,205

NOTE — basic and diluted is equivalent since there is a combined loss. The only common stock equivalents are the convertible related party notes which are non-interest bearing and are convertible into GDEF Common Stock at the greater of the 30-day average trading price or $10 per share. The assumed conversion price was the average daily trading price for December 1, 2014 through December 31, 2014 (the applicable 30-day period prior to January 1, 2015) of $10.27.

Assuming Minimum Redemption

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2014
(in thousands, except share and per share information)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments for Assuming Minimum Redemption	Pro Forma Combined Assuming Minimum Redemption
Contract revenue	$—	$209,727				$209,727
Direct expenses	—	141,925				141,925
Gross profit	—	67,802	—		—	67,802
Operating Expenses
Indirect and selling expenses	2,145	61,286	8,583	3c, 3d		72,014
Impairment of goodwill		5,117				5,117
Impairment of other intangible assets	—	1,811				1,811
Total Operating Expenses	2,145	68,214	8,583		—	78,942
Operating income (loss)	(2,145)	(412)	(8,583)		—	(11,140)
Other income (expense)
Other (expense) income, net	23	313				336
Interest expense	—	(70)	(8,130)	3a		(8,200)
Total other Income (expense)	23	243	(8,130)		—	(7,864)
Income (loss) before income taxes	(2,122)	(169)	(16,713)		—	(19,004)
Tax provision (benefit)			(7,421)	3b	—	(7,421)
Net income (loss)	$(2,122)	$(169)	$(9,292)		$—	$(11,583)
Net income (loss) per share available to common stockholders
Basic and diluted	$(0.62)	$(152.12)				$(0.69)
Weighted average number of common shares outstanding
Basic and diluted	3,399,156	1,111	13,372,938	4a		16,773,205

NOTE — basic and diluted is equivalent since there is a combined loss. The only common stock equivalents are the convertible related party notes which are non-interest bearing and are convertible into GDEF Common Stock at the greater of the 30-day average trading price or $10 per share. The assumed conversion price was the average daily trading price for December 1, 2014 through December 31, 2014 (the applicable 30-day period prior to January 1, 2015) of $10.05.

Assuming 45.3% Redemption

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2015
(in thousands)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming 45.3% Redemption	Notes	Pro Forma Combined Assuming 45.3% Redemption
ASSETS
Current Assets
Cash and cash equivalents	$519	$1,192	$24,409	2a, 2b, 2f, 2g, 2i, 2m, 2l, 2n	(13,556)	2b, 2k	$12,564
Contract receivables, net	—	32,371					32,371
Investments held in Rabbi Trust	—	4,619	(4,619)	2j			—
Prepaid expenses and other current assets	48	951					999
Total current assets	567	39,133	19,790		(13,556)		45,934
Property and equipment, net	—	1,501					1,501
Goodwill	—	4,699	136,643	2a, 2e, 2h, 2o, 2p, 2q, 2r			141,342
Intangible assets, net	—	2,604	40,746	2p, 2q			43,350
Cash and investments held in Trust Account	72,835	—	(72,835)	2b			—
Other assets	—	83	4,988	2f			5,071
Total long-term assets	72,835	8,887	109,542		—		191,264
TOTAL ASSETS	$73,403	$48,020	$129,332		$(13,556)		$237,198
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Outstanding checks in excess of bank balance	$—	$959					$959
Line-of-credit	—	1,543					1,543
Long-term debt, current portion	—	—	500	2f			500
Convertible promissory note to affiliate	2,607	—	(2,607)	2l			—
Accounts payable and accrued expenses	1,717	10,424	(1,717)	2l			10,424
Accrued payroll and related liabilities	—	10,060					10,060
Billings in excess of revenue recognized	—	901					901
Due to affiliate	356	—	(356)	2l			—
Deferred rent	—	115	(115)	2o			—
Total current liabilities	4,681	24,002	(4,296)		—		24,387

Assuming 45.3% Redemption

Unaudited Pro Forma Condensed Combined Balance Sheet – (continued)
As of June 30, 2015
(in thousands)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming 45.3% Redemption	Notes	Pro Forma Combined Assuming 45.3% Redemption
Long-term debt, net of current portion			79,500	2f			79,500
Deferred compensation plan	—	4,619	(4,619)	2j			—
Deferred underwriter fees	1,898	—	(1,898)	2i			—
Deferred income taxes	—	—	25,255	2h			25,255
Deferred rent	—	369	(369)	2o			—
Total long-term liabilities	1,898	4,988	97,871		—		104,756
TOTAL LIABILITIES	6,578	28,990	93,575		—		129,143
Redeemable securities	61,825	—	(61,825)	2k			—
STOCKHOLDERS’ EQUITY
Common stock	—	—	1	2c, 2m, 2n			1
Additional paid-in capital	10,005	12,891	105,194	2a, 2c, 2d, 2e, 2h, 2k, 2l, 2m, 2n	(13,556)	2b, 2k	114,534
Retained earnings	(5,006)	6,139	(7,613)	2d, 2e, 2g			(6,480)
TOTAL STOCKHOLDERS’ EQUITY	5,000	19,030	97,583		(13,556)		108,056
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$73,403	$48,020	$129,332		$(13,556)		$237,199

Assuming 45.3% Redemption

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2015
(in thousands, except share and per share information)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming 45.3% Redemption	Notes	Pro Forma Combined Assuming 45.3% Redemption
Contract revenue	$—	$99,057					$99,057
Direct expenses	—	$67,503					67,503
Gross profit	—	31,554	—		—		31,554
Operating Expenses
Indirect and selling expenses	2,799	$29,215	4,686	3c, 3d			36,701
Impairment of goodwill	—	—					—
Impairment of other intangible assets	—	—					—
Total Operating Expenses	2,799	29,215	4,686		—		36,701
Operating income (loss)	(2,799)	2,339	(4,686)		—		(5,147)
Other income (expense)
Other (expense) income, net	1	139					140
Interest expense	—	(18)	(4,088)	3a			(4,106)
Total other Income (expense)	1	121	(4,088)		—		(3,965)
Income (loss) before income taxes	(2,798)	2,460	(8,774)		—		(9,112)
Tax provision (benefit)			(3,566)	3b	—		(3,566)
Net income (loss)	$(2,798)	$2,460	$(5,208)		$—		$(5,545)
Net income (loss) per share available to common stockholders
Basic and diluted	$(0.80)	$2,214					$(0.37)
Weighted average number of common shares outstanding
Basic and diluted	3,517,859	1,111	11,440,392	4a			14,959,362

NOTE — basic and diluted is equivalent since there is a combined loss. The only common stock equivalents are the convertible related party notes which are non-interest bearing and are convertible into GDEF Common Stock at the greater of the 30-day average trading price or $10 per share. The assumed conversion price was the average daily trading price for December 1, 2014 through December 31, 2014 (the applicable 30-day period prior to January 1, 2015) of $10.27.

Assuming 45.3% Redemption

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2014
(in thousands, except share and per share information)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming 45.3% Redemption	Pro Forma Combined Assuming 45.3% Redemption
Contract revenue	$—	$209,727				$209,727
Direct expenses	—	141,925				141,925
Gross profit	—	67,802	—		—	67,802
Operating Expenses
Indirect and selling expenses	2,145	61,286	8,583	3c, 3d		72,014
Impairment of goodwill	—	5,117				5,117
Impairment of other intangible assets	—	1,811				1,811
Total Operating Expenses	2,145	68,214	8,583		—	78,942
Operating income (loss)	(2,145)	(412)	(8,583)		—	(11,140)
Other income (expense)
Other (expense) income, net	23	313				336
Interest expense	—	(70)	(8,130)	3a		(8,200)
Total other Income (expense)	23	243	(8,130)		—	(7,864)
Income (loss) before income taxes	(2,122)	(169)	(16,713)		—	(19,004)
Tax provision (benefit)			(7,421)	3b		(7,421)
Net income (loss)	$(2,122)	$(169)	$(9,292)		$—	$(11,583)
Net income (loss) per share available to common stockholders
Basic and diluted	$(0.62)	$(152.12)				$(0.77)
Weighted average number of common shares outstanding
Basic and diluted	3,399,156	1,111	11,559,095	4a		14,959,362

NOTE — basic and diluted is equivalent since there is a combined loss. The only common stock equivalents are the convertible related party notes which are non-interest bearing and are convertible into GDEF Common Stock at the greater of the 30-day average trading price or $10 per share. The assumed conversion price was the average daily trading price for December 1, 2014 through December 31, 2014 (the applicable 30-day period prior to January 1, 2014) of $10.05.

Assuming Maximum Redemption

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2015
(in thousands)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming Maximum Redemption	Notes	Pro Forma Combined Assuming Maximum Redemption
ASSETS
Current Assets
Cash and cash equivalents	$519	$1,192	$23,197	2a, 2b, 2f, 2g, 2i, 2m, 2l, 2n	$(18,752)	2b, 2k	$6,156
Contract receivables, net	—	32,371					32,371
Investments held in Rabbi Trust	—	4,619	(4,619)	2j			—
Prepaid expenses and other current assets	48	951					999
Total current assets	567	39,133	18,578		(18,752)		39,526
Property and equipment, net	—	1,501					1,501
Goodwill	—	4,699	136,643	2a, 2e, 2h, 2o, 2p, 2q, 2r			141,342
Intangible assets, net	—	2,604	40,746	2p, 2q			43,350
Cash and investments held in Trust Account	72,835	—	(72,835)	2b			—
Other assets	—	83	4,988	2f			5,071
Total long-term assets	72,835	8,887	109,542		—		191,264
TOTAL ASSETS	$73,403	$48,020	$128,120		$(18,752)		$230,790
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Outstanding checks in excess of bank balance	$—	$959					$959
Line-of-credit	—	1,543					1,543
Long-term debt, current portion	—	—	500	2f			500
Convertible promissory note to affiliate	2,607	—	(2,607)	2l			—
Accounts payable and accrued expenses	1,717	10,424	(1,717)	2l			10,424
Accrued payroll and related liabilities	—	10,060					10,060
Billings in excess of revenue recognized	—	901					901
Due to affiliate	356	—	(356)	2l			—
Deferred rent	—	115	(115)	2o			—
Total current liabilities	4,681	24,002	(4,296)		—		24,387

Assuming Maximum Redemption

Unaudited Pro Forma Condensed Combined Balance Sheet – (continued)
As of June 30, 2015
(in thousands)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming Maximum Redemption	Notes	Pro Forma Combined Assuming Maximum Redemption
Long-term debt, net of current portion			79,500	2f			79,500
Deferred compensation plan	—	4,619	(4,619)	2j			—
Deferred underwriter fees	1,898	—	(1,898)	2i			—
Deferred income taxes	—	—	25,255	2h			25,255
Deferred rent	—	369	(369)	2o			—
Total long-term liabilities	1,898	4,988	97,871		—		104,756
TOTAL LIABILITIES	6,578	28,990	93,575		—		129,143
Redeemable securities	61,825	—	(61,825)	2k			—
STOCKHOLDERS’ EQUITY
Common stock	—	—	1	2c, 2m, 2n			1
Additional paid-in capital	10,005	12,891	103,983	2a, 2c, 2d, 2e, 2h, 2k, 2l, 2m, 2n	(18,752)	2b, 2k	108,127
Retained earnings	(5,006)	6,139	(7,613)	2d, 2e, 2g			(6,480)
TOTAL STOCKHOLDERS’ EQUITY	5,000	19,030	96,371		(18,752)		101,648
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$73,403	$48,020	$128,120		$(18,752)		$230,791

Assuming Maximum Redemption

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Month Period Ended June 30, 2015
(in thousands, except share and per share information)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments for Maximum Redemption Assumption	Notes	Pro Forma Combined Assuming Maximum Redemption
Contract revenue	$—	$99,057					$99,057
Direct expenses	—	$67,503					67,503
Gross profit	—	31,554	—		—		31,554
Operating Expenses
Indirect and selling expenses	2,799	$29,215	4,686	3c, 3d			36,701
Impairment of goodwill	—	—					—
Impairment of other intangible assets	—	—					—
Total Operating Expenses	2,799	29,215	4,686		—		36,701
Operating income (loss)	(2,799)	2,339	(4,686)		—		(5,147)
Other income (expense)
Other (expense) income, net	1	139					140
Interest expense	—	(18)	(4,088)	3a			(4,106)
Total other Income (expense)	1	121	(4,088)		—		(3,965)
Income (loss) before income taxes	(2,798)	2,460	(8,774)		—		(9,112)
Tax provision (benefit)			(3,566)	3b	—		(3,566)
Net income (loss)	$(2,798)	$2,460	$(5,208)		$—		$(5,545)
Net income (loss) per share available to common stockholders
Basic and diluted	$(0.80)	$2,214					$(0.40)
Weighted average number of common shares outstanding
Basic and diluted	3,517,859	1,111	10,268,989	4a			13,787,959

NOTE — basic and diluted is equivalent since there is a combined loss. The only common stock equivalents are the convertible related party notes which are non-interest bearing and are convertible into GDEF Common Stock at the greater of the 30-day average trading price or $10 per share. The assumed conversion price was the average daily trading price for December 1, 2014 through December 31, 2014 (the applicable 30-day period prior to January 1, 2015) of $10.27.

Assuming Maximum Redemption

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2014
(in thousands, except share and per share information)

	GDEF – Historical	STG – Historical	Pro Forma Adjustments for Redemption, Merger, Recapitalization and Expected Debt Financing	Notes	Pro Forma Adjustments Assuming Maximum Redemption	Pro Forma Combined Assuming Maximum Redemption
Contract revenue	$—	$209,727				$209,727
Direct expenses	—	141,925				141,925
Gross profit	—	67,802	—		—	67,802
Operating Expenses
Indirect and selling expenses	2,145	61,286	8,583	3c, 3d		72,014
Impairment of goodwill		5,117				5,117
Impairment of other intangible assets	—	1,811				1,811
Total Operating Expenses	2,145	68,214	8,583		—	78,942
Operating income (loss)	(2,145)	(412)	(8,583)		—	(11,140)
Other income (expense)
Other (expense) income, net	23	313				336
Interest expense	—	(70)	(8,130)	3a		(8,200)
Total other Income (expense)	23	243	(8,130)		—	(7,864)
Income (loss) before income taxes	(2,122)	(169)	(16,713)			(19,004)
Tax provision (benefit)			(7,421)	3b		(7,421)
Net income (loss)	$(2,122)	$(169)	$(9,292)		$—	$(11,583)
Net income (loss) per share available to common stockholders
Basic and diluted	$(0.62)	$(152.12)				$(0.84)
Weighted average number of common shares outstanding
Basic and diluted	3,399,156	1,111	10,387,692	4a		13,787,959

NOTE — basic and diluted is equivalent since there is a combined loss. The only common stock equivalents are the convertible related party notes which are non-interest bearing and are convertible into GDEF Common Stock at the greater of the 30-day average trading price or $10 per share. The assumed conversion price was the average daily trading price for December 1, 2014 through December 31, 2014 (the applicable 30-day period prior to January 1, 2015) of $10.05.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1. Description of Transaction

Pursuant to the Business Combination Agreement, upon the effectiveness of the Business Combination, shares of common stock of STG will be exchanged for cash and validly issued shares of GDEF Common Stock paid and issued to the STG Stockholders. The Business Combination purchase price of $170.9 million is subject to working capital and other customary adjustments to be determined at the closing of the Business Combination in accordance with the terms of the Business Combination Agreement. Assuming the Business Combination occurred on June 30, 2015, the consideration that would have been paid to the STG Stockholders for their shares of STG common stock would have been $170.9 million, consisting of $75 million in cash (the “Cash Consideration”), and $95.9 million in common equity, or 8,578,199 shares, valued at approximately $10.63 per share, issued by GDEF. In addition, GDEF will issue to the STG Stockholders 445,161 shares of GDEF Common Stock held by the Sponsor that will be contributed by the Sponsor to GDEF immediately prior to the closing of the transactions contemplated by the Business Combination Agreement (subject to reduction to the extent the Sponsor forfeits any of these shares to GDEF). In the event that, immediately following the closing of the transaction, the share consideration would, in the aggregate, be less than 56.7% of the outstanding shares of GDEF Common Stock, as of the closing, a portion of the Cash Consideration may be exchanged for additional shares of GDEF Common Stock at a price of $10.55 per share, so that the STG Stockholders own, in the aggregate, 56.7% of the outstanding shares of GDEF Common Stock following the closing of the Business Combination. In addition, in the event that the transaction otherwise would not qualify for the tax treatment described in the Business Combination Agreement, a portion of the Cash Consideration may be exchanged for additional shares of GDEF Common Stock at a price of $10.55 per share, so that the STG Stockholders, the Sponsor and any other person who receives shares of GDEF Common Stock in connection with an equity financing completed in connection with the closing, own 80% of outstanding shares of GDEF Common Stock immediately following the closing. The Cash Consideration shall be increased or decreased, as applicable, by the amount of the estimated working capital exceeds or is less than a defined threshold. This is estimated to be $0 at June 30, 2015. We intend to pay the Cash Consideration using proceeds held in our Trust Account and the balance of the Cash Consideration will be paid using the proceeds from an anticipated debt financing. The remainder of the anticipated debt financing, will be used by GDEF to pay debt and transaction related expenses and for general corporate purposes after closing. Such borrowed funds will be assumed by GDEF at closing.

On October 17, 2015, GDEF entered into an Amended and Restated Backstop Common Stock Purchase Agreement (the “Backstop Purchase Agreement”) with the Sponsor. The Backstop Purchase Agreement grants the Sponsor the right to purchase shares of GDEF Common Stock, at a price of $10.61 per share (the “Backstop Purchase”). The purchase right can be exercised only in the event, and to the extent, that the Company will not meet the Threshold Cash Amount. The term “Threshold Cash Amount” means $20,000,000 in cash available to the Company from (1) the Trust Account at the closing of the Business Combination following the payment in full to Public Stockholders who have requested to be redeemed in connection with the closing of the Business Combination, and (2) the payment of any aggregate purchase price for the Backstop Purchase.

GDEF has declared a dividend of one share of GDEF Common Stock for every 1.06 shares of GDEF Common Stock payable to Stockholders of record immediately following the consummation of the Business Combination, which is expected to occur on November 12, 2015. The Sponsor, with respect to the shares of GDEF Common Stock currently held by the Sponsor and any shares that may be acquired by the Sponsor upon any conversion of the convertible promissory notes currently held by the Sponsor, and STG Stockholders, have agreed to forfeit any Dividend Shares they would be entitled to in exchange for no consideration. The Sponsor has not forfeited any right to receive any Dividend Shares in respect of any shares it acquires pursuant to the Backstop Purchase. Payment of the dividend is contingent upon the closing of the Business Combination and will be made as soon as practicable after the closing of the Business Combination.

On July 17, 2015, GDEF held a special meeting of stockholders (the “July Extension Meeting”). At the July Extension Meeting, the stockholders approved amendments to the Charter to extend the date by which the Company must consummate its initial business combination from July 24, 2015 to October 24, 2015. In accordance with our Charter, in connection with the July Extension Meeting and the approval of the

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1. Description of Transaction  – (continued)

amendments to the Charter, our Public Stockholders were entitled to redeem their GDEF Common Stock for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to GDEF to pay franchise or income taxes. Our stockholders redeemed 876,072 shares of GDEF Common Stock at a price of $10.55 per share, for a total redemption of approximately $9,242,560 that was effected on July 24, 2015.

In addition, in connection with the July Extension Meeting, on July 21, 2015, GDEF issued a non-interest bearing promissory note to the Sponsor for an aggregate of approximately $361,436. GDEF used the proceeds from the note to deposit $0.06 per share that was not redeemed in the Trust Account. In connection with the October Extension Meeting, on October 23, 2015, GDEF issued a non-interest bearing promissory note to the Sponsor for an aggregate approximately $56,300. GDEF used the proceeds from the note to deposit $0.02 per share that was not redeemed in the Trust Account. The notes will be repaid on the earlier of (1) November 24, 2015, or (2) immediately following consummation of GDEF’s initial business combination. After giving effect to the redemptions and the additional deposits, there was approximately $29,921,377 in the Trust Account as of October 30, 2015, or approximately $10.63 per public share. There were 3,209,123 shares redeemed at $10.61 per share.

2. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The estimated purchase price and the allocation of the estimated purchase price discussed below are preliminary. An independent third-party valuation firm assisted in performing a preliminary valuation. The final allocation of the purchase price will be determined at a later date and is dependent on a number of factors, including the determination of the final aggregate consideration paid in connection with the Business Combination as a result of all adjustments set forth in the Business Combination Agreement and the final evaluation of STG’s tangible and identifiable intangible assets acquired and liabilities assumed. Such final adjustments may be material. The allocation expected to occur within one year of the consummation of the Business Combination. The preliminary consideration and allocation of the purchase price to the fair value of STG’s assets acquired and liabilities assumed as if the acquisition date was June 30, 2015 is presented as follows (in thousands):

	Note	Amount
Calculation of consideration
Purchase price – cash consideration	(refer to 2 (a) below)	$75,000
Purchase price – share consideration	(refer to 2 (a) below)	95,918
Purchase price adjustments
Less: Working capital adjustment	(refer to 2 (a) below)	—
Total consideration		$170,918
Recognized amounts of identifiable assets acquired and liabilities assumed
Book value of STG’s net assets	(refer to 2 (d), 2 (e) below)	19,030
Less: Transaction costs expected to be incurred by STG	(refer to 2 (a) below)	(730)
Less: Historical STG goodwill	(refer to 2 (r) below)	(4,699)
Less: Historical STG intangible assets	(refer to 2 (p) below)	(2,604)
Add: Historical STG deferred rent liabilities	(refer to 2 (o) below)	484
		11,481
Fair value adjustments of net assets acquired
Identifiable intangible assets
Customer relationships	(refer to 2 (p) below)	28,480
Trade name	(refer to 2 (q) below)	14,870
Deferred tax liabilities – Identifiable intangible assets	(refer to 2 (h) below)	(16,967)
Deferred tax liabilities – Cash to accrual	(refer to 2 (h) below)	(8,288)
Goodwill	(refer to 2 (r) below)	$141,342

Notes to Unaudited Pro Forma Condensed Combined Financial Information

2. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments  – (continued)

Cash and cash equivalents — Merger, Recapitalization and expected Debt Financing

	Assuming Minimum Redemption	Assuming 45.3% Redemption	Assuming Maximum Redemption
	(US dollars in thousands)
Cash consideration – business combination	$(75,000)	$(75,000)	$(75,000)	(refer to 2 (a) below)
Cash from Trust Account (100%)	29,921	29,921	29,921	(refer to 2 (b) below)
Debt	80,000	80,000	80,000	(refer to 2 (f) below)
Capitalization fees	(2,613)	(2,613)	(2,613)	(refer to 2 (f) below)
Debt financing fees	(2,375)	(2,375)	(2,375)	(refer to 2 (f) below)
Transaction fees of buyer	(650)	(650)	(650)	(refer to 2 (g) below)
Deferred underwriters fees	(1,898)	(1,898)	(1,898)	(refer to 2 (i) below)
Cash – Private Placement	2,186	—	—	(refer to 2 (m) below)
Cash – Sponsor Private Placement	—	3,635	2,423	(refer to 2 (n) below)
Settlement of promissory note	(4,895)	(4,895)	(4,895)	(refer to 2 (l) below)
Settlement of accounts payable	(1,717)	(1,717)	(1,717)	(refer to 2 (l) below)
	$22,960	$24,409	$23,197

Pro forma adjustment to reflect the Business Combination, recapitalization and expected debt financing on the additional paid-in capital account balance is as follows:

Additional paid-in capital — Merger, Recapitalization and expected Debt Financing

	Assuming Minimum Redemption	Assuming 45.3% Redemption	Assuming Maximum Redemption
	(US dollars in thousands)
Share consideration – business combination	$95,918	$95,918	$95,918	(refer to 2 (a) below)
Redemption of shares to date	(43,291)	(43,291)	(43,291)	(refer to 2 (b) below)
Elimination of additional paid-in capital of STG	(12,891)	(12,891)	(12,891)	(refer to 2 (d) 2 (e) below)
Share consideration (9,023,360 shares issued to STG)	(1)	(1)	(1)	(refer to 2 (c) below)
Private Placement – shares issued	2,186	—	—	(refer to 2 (l) below)
Private Placement – Sponsor	—	3,658	2,423	(refer to 2 (n) below)
Redeemable securities	61,825	61,825	61,825	(refer to 2 (k) below)
	$103,745	$105,194	$103,983

Pro forma adjustment to reflect the Business Combination, recapitalization and expected debt financing on the retained earnings account balance is as follows for all the scenarios:

Retained earnings — Merger, Recapitalization and expected Debt Financing

(US dollars in thousands)
Transaction fees of buyer	(650)	(refer to 2 (g) below)
Reversal of seller transaction fees paid at closing	730	(refer to 2 (a) below)
Utilization of Interest in Trust for Franchise taxes	(40)
GDEF operating expenses	(1,514)	(refer to 2 (s) below)
Termination of retained earnings of STG (S-election)	(6,139)	(refer to 2 (d), 2 (e) below)
	$(7,613)

Notes to Unaudited Pro Forma Condensed Combined Financial Information

2. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments  – (continued)

(a)	Assuming a June 30, 2015 transaction date, the total consideration is (i) $75.0 million for the Cash Consideration, with no adjustment made for an estimated working capital surplus; (ii) $95.9 million in common equity for 8,578,199 newly issued shares at fair value of common stock at the time of closing. In addition, GDEF will issue to the STG Stockholders 445,161 shares of GDEF Common Stock held by the Sponsor that will be contributed by the Sponsor to GDEF immediately prior to the closing of the transactions contemplated by the Business Combination Agreement (subject to reduction to the extent the Sponsor forfeits any of these shares to GDEF). Transaction fees of approximately $0.7 million and underwriting fees of $1.9 million are settled at close of the transaction and deducted from cash. STG transaction costs of approximately $729,628 will be paid out of the STG’s proceeds. There is no impact on the pro forma adjustments for these costs.
(b)	Under the minimum redemption scenario, it is assumed that (1) 7.3% of Public Shares (205,601) are redeemed ($2.2 million) and (2) we reissue these shares in a private placement of 205,601 shares to one or more investors that is not less than 10% of the Public Shares held by each such investor. Under the Business Combination Agreement, without the consent of the Stockholder Representative, the size of any such private placement may not exceed the number of Public Shares subject to redemption.

Assuming 45.3% redemption, it is expected that 54.7% ($16.4 million) of the GDEF Trust Account will be utilized to pay the deferred underwriters’ fees, a portion of the Cash Consideration for the Business Combination and/or expenses and liabilities of GDEF. The remaining cash in the Trust Account, $13.6 million, would be paid to stockholders to satisfy the redemption of common shares.

Assuming the maximum number of redemptions, it is expected that the GDEF Trust Account will contain a minimum of $5,000,001 after payment of the convertible, non-interest bearing promissory note to the Sponsor, the amounts due to the Sponsor included in due to affiliate and accounts payable and accrued expenses on the balance sheet, the deferred underwriters’ fees, transaction costs and payments to redeem the GDEF Common Stock subject to redemption. Cash and cash equivalents, prepaid expenses and other current assets on the balance sheet are also included in determining the maximum amount of shares that can be redeemed. Assuming the maximum number of redemptions, there would not be sufficient balance available in the Trust Account to satisfy the required total amount of Cash Consideration. Therefore, cash generated from the borrowings under the credit facility would be utilized.

$63.9 million of cash and investments held the Trust Account is transferred to cash and cash equivalents. Our stockholders redeemed 876,072 shares of GDEF Common Stock at a price of $10.55 per share, for a total redemption of approximately $9.2 million that was effected on July 24, 2015. In addition, in connection with the July Extension Meeting, on July 21, 2015, GDEF issued a non-interest bearing promissory note to the Sponsor for an aggregate of approximately $361,436. GDEF used the proceeds from the note to deposit $0.06 per share that was not redeemed in the Trust Account. In connection with the October Extension Meeting, on October 23, 2015, GDEF issued a non-interest bearing promissory note to the Sponsor for an aggregate approximately $56,300. GDEF used the proceeds from the note to deposit $0.02 per share that was not redeemed in the Trust Account. The notes will be repaid on the earlier of (1) November 24, 2015, or (2) immediately following consummation of GDEF’s initial business combination. After giving effect to the redemptions and the additional deposits, there was approximately $29,921,377 in the Trust Account as of October 30, 2015, or approximately $10.63 per public share. There were 3,209,123 shares redeemed at $10.61 per share.

(c)	As part of the equity consideration, up to 9,023,360 shares of GDEF will be issued to STG at a par value of $0.0001 per share.
(d)	Represents the elimination of STG’s historic common stock, additional paid-in capital, and retained earnings due to the Business Combination.
(e)	Reflects the acquisition of STG’s net assets as of June 30, 2015.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

2. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments  – (continued)

(f)	Represents borrowings of $80 million under a new term loan agreement. In connection with a potential financing, debt issuance costs are expected to be capitalized and amortized on a straight line basis over the term of an agreement. For illustrative purposes, we have capitalized an estimated level of expenses and used the lower end of a 5 – 8 year range for the amortization period. Additionally, to show the potential impact of interest expense in the pro forma financial presentation, we have assumed an interest rate of 9.0% for illustrative purposes only.
(g)	Represents the amount of estimated GDEF related transaction costs totaling $0.7 million. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash with a corresponding decrease in retained earnings. These costs are not included in the pro forma statement of operations as they are directly related to the Business Combination and will be non-recurring.
(h)	Represents the recording of non-current deferred tax liabilities for the conversion of STG from an S-Corporation to a C-Corporation. The adjustment was estimated at approximately $8.3 million by computing the cash to accrual basis adjustment expected at the time of the Business Combination and multiplying this by an estimated effective tax rate. The effective tax rate of the combined company could be significantly different depending on the mix of post-Business Combination income and other activities.

This also includes one amount of $17.0 million being the deferred tax liability incurred on recognizing the identifiable intangible assets of customer relationships and trade name.

(i)	Adjustment to pay the deferred underwriters’ fees ($1.9 million) in cash. In accordance with the underwriters’ agreement with GDEF, the fees will be paid upon consummation of the Business Combination.
(j)	Adjustment to pay the deferred compensation plan participants at the time of the Business Combination. There are related investments held in a Rabbi Trust ($4.6 million) that are expected to be used to fund the payments to the participants. It is expected that the investments will be liquidated in full at the time of the Business Combination.
(k)	At the time of issuance, certain shares of GDEF Common Stock were subject to a possible redemption and, as such, an amount of $61.8 million was classified outside of the equity section in the GDEF historical balance sheet.

Under the minimum redemption scenario, it is assumed that 7.3% of Public Shares (205,601) are redeemed ($2.2 million), invoke their redemption rights in connection with the consummation of the Business Combination, $27.7 million of the shares are not redeemable and have been classified as a component of stockholders’ equity.

Assuming 45.3% redemption, it is expected that 54.7% ($16.4 million) of the GDEF Trust Account will be utilized to pay the deferred underwriters’ fees, a portion of the Cash Consideration for the Business Combination and/or expenses and liabilities of GDEF. The remaining cash in the Trust Account, $13.6 million, would be paid to stockholders to satisfy the redemption of common shares.

Assuming that the maximum number of GDEF stockholders invoke their redemption rights, the shares will be redeemed up until the GDEF Trust Account reflects a minimum balance of $5,000,001 after payment of the convertible, non-interest bearing promissory note to the Sponsor, the amounts due to the Sponsor included in due to affiliate and accounts payable and accrued expenses on the balance sheet, the deferred underwriters’ fees, transaction costs and payments to redeem the GDEF Common Stock subject to redemption. Cash and cash equivalents, prepaid expenses and other current assets on the balance sheet are also included in determining the maximum amount of shares that can be redeemed, which amounts to $18.8 million

(l)	Represents the settlement of the promissory notes owing to affiliate ($4.9 million, of which $3.9 million is convertible), an amount due to affiliate of $1.0 million and accounts payable and accrued expenses ($1.7 million).

Notes to Unaudited Pro Forma Condensed Combined Financial Information

2. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments  – (continued)

(m)	Represents the issuance 205,601 private placement shares at $10.63 per share to one or more investors that is not less than 10% of the Public Shares held by each such investor.
(n)	Represents the Amended and Restated Backstop Common Stock Purchase Agreement (the “Backstop Purchase Agreement”) entered into by GDEF with the Sponsor. The Backstop Purchase Agreement grants the Sponsor the right to purchase shares of GDEF Common Stock, at a price of $10.61 per share (the “Backstop Purchase”).
(o)	Represents the write-down of STG deferred rent liabilities due to the application of the acquisition method of accounting.
(p)	Represents the increase in the carrying value of customer relationships by $25.9 million to reflect their estimated fair value of $28.5 million. The fair value estimate of the customer relationships is preliminary and was determined using an income-based approach. This approach evaluates the percent worth of the future estimated economic benefits that accrue to the investors. The present value of expected future cash flows indicates the fair value of the asset. Customer relationships are expected to be amortized over a period of approximately 8 years on an accelerated basis in line with expected attrition.
(q)	Represents the increase in the carrying value of the trade name by $14.9 million to reflect the estimated fair value of $14.9 million. The fair value estimate of the trade name is preliminary and was determined using the relief from royalty method which is a variation of an income-based approach. This approach utilizes the percent value of hypothetical royalty streams to provide an estimate of the fair value of the asset. The trade name is expected to have a definite life and be amortized over a period of 15 years.
(r)	Prior to the Business Combination, STG’s historical goodwill totaled $4.7 million. As a result of the Business Combination, goodwill is calculated as the difference between the fair value of the consideration expected to be transferred and the values assigned to the identifiable tangible and intangible assets acquired and liabilities assumed. The acquisition of STG by GDEF as of June 30, 2015 would have resulted in a net increase in goodwill of $119.7 million to $124.4 million.
(s)	Represents the operating expenses incurred by GDEF post June 30, 2015.

3. Unaudited Pro Forma Condensed Combined Statements of Operations Adjustments

(a)	Represents interest expense of approximately $4.1 million and $8.2 million, for the six months ended June 30, 2015 and for the year ended December 31, 2014, respectively, on borrowings of $80.0 million under a new term loan agreement expected to be entered into at the consummation of the Business Combination.
(b)	Represents the income tax effect of the pro forma adjustments related to the Business Combination of GDEF and STG calculated using the U.S. statutory income tax rate of 35% and U.S. state tax rates, for a blended rate, for the six months ended June 30, 2015 and for the year ended December 31, 2014 of 39.14% and 39.05%, respectively. The effective tax rate of the combined company could be significantly different depending on the mix of post-Business Combination income and other activities.
(c)	Represents the elimination of STG’s historic amortization expense.
(d)	To record pro forma amortization expense on the portion of the purchase price allocated to identifiable intangible assets. The estimated amortization expense on the customer relationships and trade names for the year ended December 31, 2014 is estimated to be $7.1 million and $1.5 million respectively based on the preliminary fair value of $28.5 million and $14.9 million and the estimated useful lives of 8 years and 15 years. Amortization expense for the six months ended June 30, 2015 is estimated to be $4.0 million for customer relationships and $0.7 million for trade names.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

4. Earnings per Share

(a)	The unaudited pro forma condensed combined basic and diluted earnings per share calculations are based on the historic GDEF weighted average number of shares outstanding of 3,517,859 and 3,399,156 for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively, adjusted by 9,023,360 shares issued to STG Stockholders, and further adjusted to reflect all of the minimum redemption, 45.3% redemption and maximum redemption scenarios. The weighted average shares amount to 16,773,205, 14,959,362 and 13,787,959 at June 30, 2015 and December 31, 2014, for the minimum redemption, 45.3% redemption and maximum redemption, respectively, representing the total number of shares outstanding as of those dates inclusive of the shares that would no longer be subject to possible redemption as a result of the Business Combination.

Because it is assumed that the convertible promissory note with the affiliate will not be converted at the consummation of the Business Combination, the shares outstanding do not include 126,300 shares of Common Stock that would be issued if the convertible note were converted as of January 1, 2015 at the greater of $10.00 per share or the average 30-day trading price which was approximately $10.27 per share for the 30 days prior to January 1, 2015. The convertible note balance was $0 as of January 1, 2014; therefore, there were no common stock equivalents related to the convertible note for the year ended December 31, 2014. This adjustment includes total equity consideration upon consummation of the Business Combination of 8,578,199 shares of GDEF Common Stock and up to 445,161 shares held by the Sponsor that will be contributed by the Sponsor to GDEF immediately prior to the closing of the Business Combination (subject to reduction to the extent the Sponsor forfeits any of these shares to GDEF).

The following table presents information used in the unaudited pro forma condensed combined financial information and the notes thereto, and other supplementary unaudited pro forma condensed combined financial information relevant to each of the scenarios presented that could result in consummation of the Business Combination:

	Assuming Minimum Redemption	Assuming 45.3% Redemption	Assuming Maximum Redemption
	(US dollars in thousands)
Weighted average and ending share calculation, basic and diluted	# Shares	# Shares	# Shares
Public stockholders	2,609,204	1,539,507	1,050,751
Public stockholder – Private Placement	205,601	—	—
Public stockholders – stock dividend	2,133,594	1,452,365	991,275
Other public dividend	521,882	—	—
Shares held by STG stockholders	9,023,360	9,023,360	9,023,360
Shares held by GDEF stockholder – Initial	2,279,564	2,279,564	2,279,564
Shares held by GDEF stockholder – Private Placement	—	341,961	227,956
Shares held by GDEF stockholder – Stock Dividend	—	322,605	215,053
Weighted average and ending shares, basic and diluted	16,773,205	14,959,362	13,787,959
Pro Forma Book Value Per Share calculation
Total shareholders’ equity	117,247	107,326	100,918
Ending shares, basic and diluted	16,773,205	14,959,362	13,787,959
Book Value Per Share or Pro Forma Book Value Per Share as of June 30, 2015	$6.99	$7.17	$7.32

Anticipated Accounting Treatment

The information under “Anticipated Accounting Treatment” on page 23 and page 100 of the Proxy Statement is replaced with the following:

Anticipated Accounting Treatment

The Business Combination will be accounted for as a “purchase,” as that term is used under GAAP, for accounting and financial reporting purposes. This determination has been made based on the following evaluation of the facts and circumstances. Among other factors,

•	Only one member of the board of directors of the continuing company will be a representative appointed by the STG Stockholders;
•	Four of the five members of the board of directors following the Business Combination will be current members of the GDEF board of directors;
•	A majority of the board of directors will be independent;
•	The protective rights of the STG Stockholders are only those of stockholders of a publicly traded company; and
•	The senior management team of the Company following the business combination will only include one member of STG’s historic management team.

A preponderance of the evidence, including that discussed above, supports the conclusion that GDEF is the accounting acquirer in the Business Combination.

Under purchase accounting, STG’s assets and liabilities, including identifiable intangible assets, and liabilities, including executory contracts and other commitments, as of the effective time of the acquisition will be recorded at their respective fair values and added to the balance sheet of GDEF. Any excess of the purchase price over the fair values will be recorded as goodwill. Financial statements of GDEF issued after the acquisition will reflect these fair values and STG’s results of operations from the date of acquisition.

Appointment of Charles Cosgrove

The information beginning on page 194 of the Proxy Statement under the heading “Executive Officers, Directors, Corporate Governance and Executive Compensation of STG — Executive Officers and Directors” is supplemented with the following, to be included at the end thereof:

Charles Cosgrove, Chief Financial Officer.

Charles L. Cosgrove joined STG in November 2015. From February 2013 until November 2015, Mr. Cosgrove served as Chief Financial Officer and Treasurer for CRGT, Inc., a government information technology contractor overseeing accounting, finance, contracts, and financial operations. From June 2010 until July 2012, Mr. Cosgrove was Executive Vice President and Chief Financial Officer for Comtech Mobile Data Corporation, a wholly owned subsidiary of Comtech Telecommunications Corp. (NSADAQ: CMTL). From June 2008 until February 2010 Mr. Cosgrove served as Vice President & Business Unit Controller for the Government & Infrastructure Un it of KBR Inc. (NYSE: KBR). He holds a BS in Business Administration and Accounting from Georgetown University.

The information beginning on page 195 of the Proxy Statement under the heading “Executive Officers, Directors, Corporate Governance and Executive Compensation of STG — Executive Agreements” is supplemented with the following, to be included at the end thereof:

Employment Agreement with Charles L. Cosgrove

On October 27, 2015, Charles L. Cosgrove and STG, Inc., a wholly-owned subsidiary of STG, entered into an agreement pursuant to which Mr. Cosgrove will serve as Chief Financial Officer of STG, Inc., effective as of November 6, 2015.

Pursuant to the agreement, Mr. Cosgrove will receive an annual base salary of $330,000, and will be eligible for an annual incentive bonus of up to 50% of his base salary. In addition, Mr. Cosgrove will be entitled to participate in all of the employee benefit plans and arrangements generally provided to senior executive officers of STG, Inc.

Subject to closing of the Business Combination, approval of the 2015 Omnibus Incentive Plan by GDEF’s stockholders and Mr. Cosgrove’s employment with STG (or one of its wholly-owned subsidiaries), Mr. Cosgrove will be granted an option to purchase a number of shares of GDEF Common Stock equal to $500,000, at a price per share equal to GDEF’s closing stock price on the grant date and an additional option to purchase a number of shares of GDEF Common Stock equal to $250,000, to be awarded on the one year anniversary of his start date, subject to his continued employment.

In addition, if STG, Inc. terminates Mr. Cosgrove’s employment within one year of his start date for any reason other than for cause, he will be eligible for one month severance equal to his then-current base salary, for each completed month of service. If STG, Inc. terminates Mr. Cosgrove’s employment on or after one year of his start date for any reason other than for cause, he will be eligible for twelve months’ severance equal to his current base salary.

The table on page 153 of the Proxy Statement under the heading “GDEF Executive Officers, Directors, Executive Compensation and Corporate Governance Following the Business Combination — Directors and Executive Officers” is supplemented to include the following row at the end thereof:

Name	Age	Position
Charles L. Cosgrove	60	Chief Financial Officer

Term Loan and Revolving Credit Line

The following replaces the disclosure under “Term Loan and Revolving Credit Line” on page 100 of the Proxy Statement:

Term Loan and Revolving Credit Line

In connection with the Business Combination, GDEF has entered into discussions with respect to a credit facility for which MC Admin Co LLC (“MC Admin”) would act as Administrative Agent and Lead Arranger. GDEF expects to enter into a binding credit agreement as of the closing of the Business Combination.

GDEF and MC Admin have entered into an amended non-binding term sheet, pursuant to which the parties expect that the facility would include an $80,000,000 term loan and a $15,000,000 asset-based revolving line of credit at closing. In addition, we would have the ability to borrow up to an additional $90,000,000 under an uncommitted accordion facility to be used to fund future possible acquisitions (subject to receiving additional lender commitments). The amount available to draw at any one time under the revolver is expected to be subject to a borrowing base based on an advance rate (or rates) against government contract receivables. The parties are in the process of negotiating the applicable borrowing base and rates. GDEF would serve as the initial borrower with STG, Inc. and Access Systems, Inc. immediately assuming the loans and serving as borrowers. GDEF would serve as a guarantor under the facility. In addition, substantially all assets of GDEF, STG and their subsidiaries would serve as collateral for the facility, provided, that not more than 65% of the total outstanding voting stock of any non-U.S. subsidiary of GDEF would be required to be pledged if such pledge gives rise to materially adverse tax consequences. The term loan and revolving credit line would be payable on the fifth anniversary of the funding of the facility.

The annual principal amortization of the term loan would be 2.5% payable in year 1, 5.0% payable in year 2, 7.0% payable in year 3, 10.0% payable in year 4, with any unpaid balance payable at maturity. The definitive agreements would also include customary mandatory repayment events. Interest on the borrowings would be accrued in cash at a variable rate of LIBOR plus 780 basis points subject to a LIBOR floor of 100 basis points. Interest would be payable quarterly.

The definitive agreements with respect to the proposed credit facility would include customary representations, warranties, affirmative covenants (including financial reporting, insurance, compliance with laws and permitted acquisition requirements), and negative covenants (including restrictions on dividends and other restricted payments, other indebtedness, investments, loans, acquisitions and divestitures). The definitive agreements would also include financial covenants consisting of maximum senior secured leverage, minimum EBITDA, minimum fixed charge coverage and maximum capital expenditures. The covenant levels have yet to be determined.

The closing of the credit facility would be subject to a number of customary conditions and there can be no assurance that GDEF will enter into the credit facility or be able to satisfy the conditions necessary to consummate the financing.

If you have already returned a validly executed proxy card, your shares will remain voted unless you revoke your prior proxy before the Special Meeting. You may change your vote by submitting a subsequent proxy. You may change your vote by submitting a later-dated, executed proxy card by mail or following the voting instructions (including any telephone or Internet voting instructions) provided by your broker or bank if your shares are held in “street name,” in each case in accordance with the instructions provided in the under “Special Meeting in Lieu of 2015 Annual Meeting of GDEF Stockholders” in the Proxy Statement prior to the special meeting or attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.